UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

Tops Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-168065	26-1252536
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 Main Street Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Tops Holding Corporation (the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated herein by reference. This information, which has not been previously reported, is excerpted from a preliminary offering memorandum that is being disseminated in connection with the proposed notes offering described in Item 8.01 below.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                      Other Events.

On December 6, 2012, the Company and Tops Markets, LLC (“Tops Markets”) issued a press release announcing that they propose to offer $460 million in aggregate principal amount of their senior secured notes due 2017. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On December 6, 2012, the Company and Tops Markets also issued a press release announcing that they had commenced a cash tender offer for any and all of their $350 million aggregate principal amount outstanding of 10.125% senior secured notes due 2015 and a related consent solicitation. A copy of this press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)                                    Exhibits

99.1	Excerpt from the preliminary offering memorandum

99.2	Senior secured notes offering press release, dated December 6, 2012.

99.3	Tender offer press release, dated December 6, 2012.

Forward-Looking Statements

The information made available in this current report contains forward-looking statements, within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Such statements reflect the Company’s current view of future events, results of operations, cash flows, performance, business prospects and opportunities.  Wherever used, the words “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will continue,” “will likely result,” “may,” and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934.  Any such forward-looking statements are subject to risks and uncertainties and the Company’s actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or from the results expressed in these forward-looking statements.  Some of these risks and uncertainties include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of Tops.  Forward-looking statements contained herein speak only as of the date made and Tops undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPS HOLDING CORPORATION

Date: December 6, 2012

By:
/s/ Frank Curci
Frank Curci

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1	Excerpt from the preliminary offering memorandum

99.2	Senior secured notes offering press release, dated December 6, 2012.

99.3	Tender offer press release, dated December 6, 2012.